Exhibit 99.1

MobileIron Announces Strong Second Quarter 2018 Results

Delivered Revenue and Billings Above Guidance

Surpassed 17,000 Cumulative Customers

MOUNTAIN VIEW, Calif., July 31, 2018 -- MobileIron (NASDAQ:MOBL), the secure foundation for modern work, today announced results for its second quarter ended June 30, 2018.

Second Quarter 2018 Financial Highlights

•	Revenue was $46.1 million, up 7% year-over-year.
•	Recurring revenue was $36.9 million, up 17% year-over-year.
•	Billings were $50.6 million, up 13% year-over-year.
•	GAAP net loss per share was $0.12; non-GAAP net loss per share was $0.04.
•	Cash used in operating activities was $2.9 million.

“MobileIron delivered a strong second quarter, beating guidance on revenue, billings and operating expenses.  We had solid traction with our new products, Access and Threat Defense, and drove recurring revenue growth of 17% over last year,” said Simon Biddiscombe, CEO, MobileIron.  “With improving new product performance and strengthening sales execution, MobileIron clearly gained momentum in the second quarter and I am looking forward to continuing that in the second half of 2018.”

Business Highlights

Platform

•

Added MobileIron Authenticator to the comprehensive MobileIron Access cloud security solution.  Authenticator allows organizations to verify a user’s identity using the phone as a second factor of authentication and can be tailored to endpoint type, app type, network, and user location.

•

Integrated with McAfee ePolicy Orchestrator (ePO), a centralized management platform on which enterprises rely to define and monitor their endpoint security policies.  The integration enables common customers to extend existing security policies to mobile endpoints for the first time.

•	Released 38 major and 35 minor product releases in the first half of 2018 across our client, cloud, and server solutions.

Milestones and Recognition

•	Appointed Scott Hill Chief Financial Officer. Mr. Hill brings nearly 20 years of experience leading finance teams at global companies.
•	Surpassed 17,000 customers.
•	Named by Gartner as a Leader in its inaugural Magic Quadrant for Unified Endpoint Management Tools.*
•	Named the top Mobile Device Management and Enterprise Mobility Management solution in the 6th annual Compass Intelligence awards.
•	Appointed Frédéric Gillant Vice President of Sales for Asia Pacific. Mr. Gillant brings 28 years of IT industry experience and 18 years in Asia Pacific leadership.
•	Awarded 7 additional US patents for mobile security, bringing the total to 74.

Financial Outlook

The company is providing the following outlook for its third quarter 2018 (ending September 30, 2018):

•	Revenue is expected to be between $47 million and $50 million, growth of 3% to 10% year-over-year.
•	Billings are expected to be between $52 million and $55 million, growth of 3% to 9% year-over-year.
•	Non-GAAP gross margin is expected to be approximately 85%.
•	Non-GAAP operating expenses are expected to be between $42 million and $43 million.

The company is reaffirming its outlook for 2018 (ending December 31, 2018):

•	Revenue is expected to be between $190 million and $200 million, growth of 6% to 11% over 2017.
•	Billings are expected to be between $210 million and $220 million, growth of 5% to 10% over 2017.
•	Non-GAAP operating margin is expected to be between -5% and breakeven for 2018.

All forward-looking non-GAAP financial measures contained in this section exclude estimates for stock-based compensation expenses. While a reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis, the company has provided a reconciliation of GAAP to non-GAAP financial measures in the financial statement tables included in this press release for its three and six months ended June 30, 2017 and 2018.

Conference Call and Webcast

MobileIron will report final results for the second quarter of fiscal year 2018 on Tuesday, July 31, 2018 after the close of the market and host a conference call and live webcast at 1:30 p.m. Pacific Daylight Time (4:30 p.m. EDT) to discuss the company's financial results and business highlights. Interested parties may access the call by dialing 1-855-327-6837 in the U.S. or 1-631-891-4304 from international locations. The live webcast will be available on the MobileIron Investor Relations website at http://investors.mobileiron.com. A replay will be available through the same link.

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, statements regarding MobileIron's revenue, operating expenses, cost structure, GAAP and non-GAAP financial metrics, projected financial results and trends in MobileIron's business. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including, but not limited to, our limited operating history, quarterly fluctuations in our operating results, seasonality, our need to develop new solutions and enhancements to compete in rapidly evolving markets, product defects, strength of intellectual property portfolio, customer adoption, competitive pressures, billings type mix shift, our ability to scale, our ability to recruit and retain key personnel, and the quality of our support services.

Additional information on potential factors that could affect MobileIron's financial results is included in our SEC filings, including our reports on Forms 10-K, 10-Q and 8-K and other filings that we make with the SEC from time to time. MobileIron does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Disclosure Information

MobileIron uses the investor relations section on its website as the means of complying with its disclosure obligations under Regulation FD. Accordingly, we recommend that investors should monitor MobileIron’s investor relations website in addition to following MobileIron’s press releases, SEC filings, and public conference calls and webcasts.

* Gartner "Magic Quadrant for Unified Endpoint Management Tools" by Chris Silva, Rich Doheny, Bryan Taylor, Rob Smith, Manjunath Bhat, 23 July 2018.

Disclaimer:

Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner's research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose.

About MobileIron

MobileIron provides the secure foundation for modern work. For more information, please visit www.mobileiron.com.

"MobileIron" is a registered trademark of MobileIron, Inc. in the United States and other countries. Trade names, trademarks, and service marks of other companies that are used in this press release belong to their respective owners.

Financial Results

MOBILEIRON, INC.
CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2017 AND JUNE 30, 2018
(Amounts in thousands)
(Unaudited)

	December 31, 2017	June 30, 2018
Assets
Current assets:
Cash and cash equivalents (1)	$85,833	$95,067
Short-term investments (1)	6,797	2,996
Accounts receivable - net	50,629	42,232
Deferred commissions - current	9,285	7,798
Prepaid expenses and other current assets	5,510	6,978
Total current assets	158,054	155,071
Property and equipment - net	8,812	7,978
Deferred commissions - noncurrent	9,123	9,130
Goodwill	5,475	5,475
Other assets	2,976	3,087
Total assets	$184,440	$180,741

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$1,369	$1,648
Accrued expenses	25,070	21,393
Unearned revenue - current	55,105	59,790
Customer arrangements with termination rights	19,546	19,512
Total current liabilities	101,090	102,343
Unearned revenue - noncurrent	21,917	23,144
Other long-term liabilities	1,881	1,809
Total liabilities	124,888	127,296
Stockholders’ equity:
Common stock	10	11
Additional paid-in capital	420,525	442,794
Accumulated deficit	(360,983)	(389,360)
Total stockholders’ equity	59,552	53,445

Total liabilities and stockholders' equity	$184,440	$180,741

(1) Total cash and cash equivalents and short-term investments	$92,630	$98,063

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED JUNE 30, 2017 AND 2018
(Amounts in thousands, except for per share data)
(Unaudited)
	Three Months Ended
	June 30, 2017	June 30, 2018
Revenue:
License	$14,778	$13,880
Cloud services	9,549	11,832
Software support and services	18,752	20,417
Total revenue	43,079	46,129
Cost of revenue:
License (2)	534	515
Cloud services (1)	2,248	2,722
Software support and services (1)	5,249	4,672
Total cost of revenue	8,031	7,909
Gross profit	35,048	38,220
Operating expenses:
Research and development (1)	19,666	18,272
Sales and marketing (1)	26,145	24,321
General and administrative (1)	7,840	7,052
Total operating expenses	53,651	49,645
Operating loss	(18,603)	(11,425)
Other income (expense) - net	339	(205)
Loss before income taxes	(18,264)	(11,630)
Income tax expense	324	377
Net loss	$(18,588)	$(12,007)
Net loss per share, basic and diluted	$(0.20)	$(0.12)
Weighted-average shares used to compute net loss per share, basic and diluted	92,963	101,313

(1) Includes stock-based compensation expense as follows:
Cost of revenue
License	$-	$-
Cloud services	268	294
Software support and services	958	773
Research and development	4,366	3,343
Sales and marketing	2,582	2,159
General and administrative	2,450	1,851
	$10,624	$8,420

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$154	$-
	$154	$-

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED June 30, 2017 AND 2018
(Amounts in thousands, except for per share data)
(Unaudited)
	Six Months Ended
	June 30, 2017	June 30, 2018
Revenue:
License	$29,198	$26,321
Cloud services	18,572	22,982
Software support and services	37,418	40,515
Total revenue	85,188	89,818
Cost of revenue:
License (2)	981	946
Cloud services (1)	4,194	5,293
Software support and services (1)	10,126	9,647
Total cost of revenue	15,301	15,886
Gross profit	69,887	73,932
Operating expenses:
Research and development (1)	36,859	39,607
Sales and marketing (1)	49,808	48,002
General and administrative (1)	14,028	14,274
Litigation settlement charge	1,143	-
Total operating expenses	101,838	101,883
Operating loss	(31,951)	(27,951)
Other income - net	513	298
Loss before income taxes	(31,438)	(27,653)
Income tax expense	523	724
Net loss	$(31,961)	$(28,377)
Net loss per share, basic and diluted	$(0.35)	$(0.28)
Weighted-average shares used to compute net loss per share, basic and diluted	91,708	100,003

(1) Includes stock-based compensation expense as follows:
Cost of revenue
License	-	-
Cloud services	350	638
Software support and services	1,577	1,811
Research and development	7,132	8,110
Sales and marketing	4,354	4,688
General and administrative	3,758	3,866
	$17,171	$19,113

(2) Includes amortization of intangible assets as follows:
Cost of revenue
Perpetual license	$308	$100
	$308	$100

MOBILEIRON, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2017 AND 2018
(Amounts in thousands)
(Unaudited)
	Six Months Ended
	June 30, 2017	June 30, 2018

Cash flows from operating activities:
Net loss	$(31,961)	$(28,377)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	17,171	19,113
Depreciation	1,533	1,794
Amortization of intangible assets	308	100
Provision for doubtful accounts	50	-
Accretion of premium on investment securities	(32)	(29)
Gain on disposal of fixed assets	-	41
Changes in operating assets and liabilities:
Accounts receivable	2,363	7,751
Deferred commissions	832	1,481
Other current and noncurrent assets	(6,675)	(1,036)
Accounts payable	1,562	43
Unearned revenue	4,434	5,912
Customer arrangements with termination rights	817	(34)
Accrued expenses and other long-term liabilities	6,482	(524)
Net cash provided by (used in) operating activities	(3,116)	6,235

Cash flows from investing activities:
Purchase of property and equipment	(922)	(765)
Maturities of investment securities	32,915	9,800
Purchases of investment securities	-	(5,970)
Net cash provided by investing activities	31,993	3,065

Cash flows from financing activities:
Proceeds from employee stock purchase plan	2,391	2,249
Taxes paid for net settlement of stock-settled bonus	(3,149)	(3,724)
Proceeds from exercise of stock options	3,709	1,409
Net cash provided by (used in) financing activities	2,951	(66)

Net change in cash and cash equivalents	31,828	9,234
Cash and cash equivalents at beginning of period	54,043	85,833
Cash and cash equivalents at end of period	$85,871	$95,067

Non-GAAP Financial Measures and Reconciliations

To supplement our financial results presented on a U.S. GAAP basis, we provide investors with certain non-GAAP financial measures, including billings, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share and free cash flow. These non-GAAP financial measures exclude stock-based compensation, amortization of intangible assets and a litigation settlement charge.

Stock-based compensation expenses: In our non-GAAP financial measures, we have excluded the effect of stock-based compensation expenses. We exclude stock-based compensation expense because it is non-cash in nature and excluding this expense provides meaningful supplemental information regarding our operational performance. In particular, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use under FASB ASC Topic 718, we believe that providing non-GAAP financial measures that exclude this expense allows investors the ability to make more meaningful comparisons between MobileIron operating results and those of other companies. Stock-based compensation expenses will recur in future periods.

Amortization of intangible assets: In our non-GAAP financial measures, we have excluded the effect of the amortization of intangible assets. Amortization of intangible assets can be significantly affected by the timing and size of our acquisitions. Beginning our second quarter ended June 30, 2018, we no longer have amortizing intangible assets.

Litigation settlement charges: In our non-GAAP financial measures, we have excluded the charge for the cost of the settlement of our shareholder litigation. While it is possible that we will have material litigation-related charges in the future, we do not expect it to be a consistently recurring expense.

Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, and non-GAAP net loss per share: We believe that the exclusion of stock-based compensation expense, the amortization of intangible assets, and the litigation settlement charge from various non-GAAP financial metrics such as gross profit, gross margin, operating income (loss), operating margin, net income (loss), and net income (loss) per share provides useful measures for management and investors. Stock-based compensation and the amortization of intangible assets have been and can continue to be inconsistent in amount from period to period. We have not historically had a material litigation-related settlement charge. While it is possible that we will have material litigation settlement charges in the future, we do not expect it to be a consistently recurring expense. We believe the inclusion of these items makes it difficult to compare periods and understand the growth and performance of our business. In addition, we evaluate our business performance and compensate management based in part on these non-GAAP measures. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by our competitors and exclude expenses that may have a material impact on our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.

Billings and free cash flow: Our non-GAAP financial measures also include: billings, which we define as total revenue plus the change in unearned revenue plus the change in customer arrangements in termination rights minus the change in unbilled accounts receivable in a period; and free cash flow, which we define as cash provided by (used in) operating activities less the amount of property and equipment purchased. We consider billings to be a useful metric for management and investors because subscription billings and software support and services billings drive unearned revenue and customer arrangements with termination rights, which are important indicators of future revenue. There are limitations related to the use of billings. First, billings include amounts that have not yet been recognized as revenue. Second, our calculation of billings may be different from other companies that report similar financial measures. We compensate for these limitations by evaluating billings together with revenue calculated in accordance with GAAP, including recurring revenue. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

We believe these non-GAAP financial measures are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business using certain of these non-GAAP measures.

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	June 30, 2017	June 30, 2018

Non-GAAP gross profit reconciliation:
GAAP gross profit	$35,048	$38,220
Stock-based compensation expenses	1,226	1,067
Amortization of intangible assets	154	-
Non-GAAP gross profit	$36,428	$39,287

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over total revenue	81.4%	82.9%
GAAP to non-GAAP gross margin adjustments	3.2%	2.3%
Non-GAAP gross margin: Non-GAAP gross profit over total revenue	84.6%	85.2%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(18,603)	$(11,425)
Stock-based compensation expenses	10,624	8,420
Amortization of intangible assets	154	-
Non-GAAP operating loss	$(7,825)	$(3,005)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over total revenue	(43.2)%	(24.8)%
GAAP to non-GAAP operating margin adjustments	25.0%	18.3%
Non-GAAP operating margin: Non-GAAP operating loss over total revenue	(18.2)%	(6.5)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(18,588)	$(12,007)
Stock-based compensation expenses	10,624	8,420
Amortization of intangible assets	154	-
Non-GAAP net loss	$(7,810)	$(3,587)

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Three Months Ended
	June 30, 2017	June 30, 2018
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.20)	$(0.12)
Stock-based compensation expenses	0.12	0.08
Amortization of intangible assets	-	-
Non-GAAP net loss per share	$(0.08)	$(0.04)

Billings reconciliation:
Total revenue	$43,079	$46,129
Total unearned revenue, end of period	65,022	82,934
Less: Total unearned revenue, beginning of period	(64,043)	(80,925)
Total customer arrangements with termination rights, end of period	15,014	19,512
Less: Total customer arrangements with termination rights, beginning of period	(14,210)	(17,187)
Total unbilled accounts receivable, end of period	(3,008)	(2,521)
Less: Total unbilled accounts receivable, beginning of period	3,013	2,662
Billings	$44,867	$50,604

Free cash flow reconciliation:
Cash used in operating activities	$(3,840)	$(2,945)
Purchase of property and equipment	(529)	(249)
Free cash flow	$(4,369)	$(3,194)

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Six Months Ended
	June 30, 2017	June 30, 2018

Non-GAAP gross profit reconciliation:
GAAP gross profit	$69,887	$73,932
Stock-based compensation expenses	1,927	2,449
Amortization of intangible assets	308	100
Non-GAAP gross profit	$72,122	$76,481

Non-GAAP gross margin reconciliation:
GAAP gross margin: GAAP gross profit over GAAP total revenue	82.0%	82.3%
GAAP to non-GAAP gross margin adjustments	2.7%	2.9%
Non-GAAP gross margin: Non-GAAP gross profit over non-GAAP total revenue	84.7%	85.2%

Non-GAAP operating loss reconciliation:
GAAP operating loss	$(31,951)	$(27,951)
Stock-based compensation expenses	17,171	19,113
Amortization of intangible assets	308	100
Litigation settlement charge	1,143	-
Non-GAAP operating loss	$(13,329)	$(8,738)

Non-GAAP operating margin reconciliation:
GAAP operating margin: GAAP operating loss over GAAP total revenue	(37.5)%	(31.1)%
GAAP to non-GAAP operating margin adjustments	21.9%	21.4%
Non-GAAP operating margin: Non-GAAP operating loss over non-GAAP total revenue	(15.6)%	(9.7)%

Non-GAAP net loss reconciliation:
GAAP net loss	$(31,961)	$(28,377)
Amortization of intangible assets	308	100
Stock-based compensation expenses	17,171	19,113
Litigation settlement charge	1,143	-
Non-GAAP net loss	$(13,339)	$(9,164)

MOBILEIRON, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except for per share data and percentages)
(Unaudited)
	Six Months Ended
	June 30, 2017	June 30, 2018
Non-GAAP net loss per share reconciliation:
GAAP net loss per share	$(0.35)	$(0.28)
Stock-based compensation expenses per share	0.19	0.19
Amortization of intangible assets	-	-
Litigation settlement charge	0.01	-
Non-GAAP net loss per share	$(0.15)	$(0.09)

Billings reconciliation:
Total revenue	$85,188	$89,818
Total unearned revenue, end of period	65,022	82,934
Less: Total unearned revenue, beginning of period	(60,588)	(77,022)
Total customer arrangements with termination rights, end of period	15,014	19,512
Less: Total customer arrangements with termination rights, beginning of period	(14,198)	(19,546)
Total unbilled accounts receivable, end of period	(3,008)	(2,521)
Less: Total unbilled accounts receivable, beginning of period	2,811	3,435
Billings	$90,241	$96,610

Free cash flow reconciliation:
Cash provided by (used in) operating activities	$(3,116)	$6,235
Purchase of property and equipment	(922)	(765)
Free cash flow	$(4,038)	$5,470

	MOBILEIRON, INC.
	SUPPLEMENTAL INFORMATION
	(Amounts in thousands)
	(Unaudited)

	30-Jun-17	30-Sep-17	31-Dec-17	31-Mar-18	30-Jun-18
Revenue:
United States	$20,018	$21,630	$22,543	$18,767	$20,640
International	23,061	23,877	26,520	24,922	25,489
Total revenue	$43,079	$45,507	$49,063	$43,689	$46,129

Disaggregation of Revenue:
Perpetual license	$10,957	$11,393	$14,552	$8,904	$8,422
Professional services	709	844	902	965	816
Non-recurring revenue	11,666	12,237	15,454	9,869	9,238
Upfront on-premise subscription	3,821	5,137	3,754	3,537	5,458
Ratable on-premise subscription	3,593	3,583	3,868	3,886	3,949
Cloud services	9,549	9,539	10,617	11,150	11,832
Software support on perpetual licenses	14,450	15,011	15,370	15,247	15,652
Recurring revenue	31,413	33,270	33,609	33,820	36,891
Total revenue	$43,079	$45,507	$49,063	$43,689	$46,129

Gross billings	$44,866	$50,357	$60,319	$46,006	$50,604

Non-GAAP gross profit	$36,428	$38,869	$42,858	$37,194	$39,287
Non-GAAP operating loss	$(7,825)	$(3,696)	$585	$(5,733)	$(3,005)
Free cash flow	$(4,369)	$(8,373)	$8,991	$8,664	$(3,194)

Contact:

Erik Bylin

MobileIron

ir@mobileiron.com

650-282-7555